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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 12, 1998 included in Aureal Semiconductor Inc.'s Form 10-K/A-2 for the year end December 28, 1997 and to all references to our Firm included in this registration statement.


                                                 /s/ ARTHUR ANDERSEN LLP
                                                 ----------------------------
                                                 ARTHUR ANDERSEN LLP

San Jose, California

December 18, 1998